SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (the “Amendment”) is made as of September 28, 2007, by and among TORTOISE CAPITAL RESOURCES CORPORATION, a Maryland corporation (the “Borrower”); U.S. BANK NATIONAL ASSOCIATION, a national banking association, BANK OF OKLAHOMA, N.A., a national banking association, and FIRST NATIONAL BANK OF KANSAS, a Kansas bank (each a “Bank” and, collectively, the “Banks”); U.S. BANK NATIONAL ASSOCIATION, a national banking association, as the lender for Swingline Loans (in such capacity, the “Swingline Lender”); U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent for the Banks hereunder (in such capacity, the “Agent”); and as lead arranger hereunder (in such capacity, the “Lead Arranger”).  Capitalized terms used and not defined in this Amendment have the meanings given to them in the Credit Agreement referred to below.

Preliminary Statements

(a)           The Banks and the Borrower are parties to a Credit Agreement dated as of April 25, 2007, as amended by the First Amendment to Credit Agreement dated as of July 18, 2007 (as so amended, the “Credit Agreement”).

(b)           The Borrower has requested that the maximum principal amount of the revolving credit facility under the Credit Agreement be increased from $35,000,000 to $40,000,000.

(c)           First National Bank of Kansas shall become a “Bank” under the Credit Agreement and will have a Revolving Credit Loan Commitment to the Borrower of $5,000,000.

(d)           In addition, simultaneously herewith, U.S. Bank National Association will assign $5,000,000 of its Revolving Credit Loan Commitment to First National Bank of Kansas resulting in First National Bank of Kansas having a total Revolving Credit Loan Commitment of $10,000,000.

(e)           The Banks are willing to agree to the foregoing request, subject, however, to the terms, conditions and agreements set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Banks and the Borrower agree as follows:

1.           Increase in Revolving Credit Facility.  The references to “$35,000,000” in Section 2.1 of the Credit Agreement, and in Exhibit A of the Credit Agreement are deleted and are replaced by “$40,000,000.”

2.           New Bank.  First National Bank of Kansas shall become and is hereby a “Bank” under the Credit Agreement.

3.           Modification to Section 1.1 Definitions.

A.           The following definition is hereby added to Section 1.1 of the Credit Agreement:

“Borrowing Base Availability” means, at any time, the lesser of: (a) the Borrowing Base less current outstanding balances on the Revolving Credit Loans and Swingline Loans and less current outstanding balances on other “senior securities representing indebtedness” (as such term is used in the 1940 Act), if any or (b) the Revolving Credit Loan Commitments less current outstanding balances on the Revolving Credit Loans and Swingline Loans.

B.           The following definition, as set out in Section 1.1 of the Credit Agreement, is hereby deleted in its entirety and is hereby replaced with the following:

“Borrowing Base” means, at any date, 25% of the amount, after giving effect to any requested Loan on such date, of (i) the total value of the Borrower’s assets, minus (ii) all liabilities and indebtedness not represented by “senior securities” (as such term is used in the 1940 Act).

4.           Modification to Section 3.4(a).  Section 3.4(a) of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:

(a)           Combined Loan to Value.  If, at any time, the Borrowing Base Availability is less than zero, the Borrower shall immediately prepay the Loans in an amount equal to the extent to which the Borrowing Base Availability is less than zero.  By way of example, if the Borrowing Base Availability is -$100,000, then the Borrower shall immediately prepay the Loans in an amount equal to $100,000.

5.           Modification to Exhibit A.  Effective upon execution of this Amendment and consummation of the assignment by U.S. Bank National Association to First National Bank of Kansas, Exhibit A as attached to the Credit Agreement is deleted and is hereby replaced with Exhibit A attached to this Amendment.

6.           Modification to Exhibit D.  Exhibit D as attached to the Credit Agreement is deleted and is hereby replaced with Exhibit D attached to this Amendment.

7.           Note.  Contemporaneously with the execution and delivery of this Amendment, the Borrower, as maker, shall execute and deliver a revolving credit note, in the stated principal amount of $10,000,000, in favor of First National Bank of Kansas, as payee, (the “Note”), which Note as the same may be amended, renewed, restated, replaced or consolidated from time to time shall be a “Revolving Credit Note” referred to in the Credit Agreement.  Such Note shall reflect First National Bank of Kansas’ Revolving Credit Loan Commitment following the assignment referred to in Preliminary Statement (d) above.

8.           Reaffirmation of Credit Documents.  The Borrower reaffirms its obligations under the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party or by which it is bound, and represents, warrants and covenants to the Agent and the Banks, as a material inducement to the Agent and the Banks to enter into this Amendment, that (a) the Borrower has no and in any event waives any, defense, claim or right of setoff with respect to its obligations under, or in any other way relating to, the Credit Agreement, as amended hereby, or any of the other Credit Documents to which it is a party, or the Agent’s or any Bank’s actions or inactions in respect of any of the foregoing, and (b) all representations and warranties made by or on behalf of the Borrower in the Credit Agreement and the other Credit Documents are true and complete on the date hereof as if made on the date hereof.

9.           Conditions Precedent to Amendment.  Except to the extent waived in a writing signed by the Agent and delivered to the Borrower, the Agent and the Banks shall have no duties under this Amendment until the Agent shall have received fully executed originals of each of the following, each in form and substance satisfactory to the Agent:

(a)           Amendment.  This Amendment;

(b)           Note.  The Note;

(c)           Form U-1.  A Form U-1 for the Borrower whereby, among other things, (i) the maximum principal amount of Revolving Credit Loans that may be outstanding from time to time under the Credit Agreement is noted as being $40,000,000, and (ii) the Borrower concurs (and the Borrower does hereby concur) with the assessment of the market value of the margin stock or other investment property described in the attachment to such Form U-1 as of the date provided in such attachment;

(d)           Secretary’s Certificate.  A certificate from the Secretary or Assistant Secretary of the Borrower certifying to the Agent that, among other things, (i) attached thereto as an exhibit is a true and correct copy of the resolutions of the board of directors of the Borrower authorizing the Borrower to enter into the transactions described in this Amendment and the Note and the execution, delivery and performance by the Borrower of such Credit Documents, (ii) the articles of incorporation and by-laws of the Borrower as delivered to the Agent pursuant to the Secretary’s Certificate dated July 18, 2007 from the Borrower’s secretary remain in full force and effect and have not been amended or otherwise modified or revoked, and (iii) attached thereto as exhibits are certificates of good standing, each of recent date, from the Secretary of State of Maryland and the Secretary of State of Kansas, certifying the good standing and authority of the Borrower in such states as of such dates; and

(e)           Other Documents.  Such other documents as the Agent may reasonably request to further implement the provisions of this Amendment or the transactions contemplated hereby.

10.           No Other Amendments; No Waiver of Default.  Except as amended hereby, the Credit Agreement and the other Credit Documents shall remain in full force and effect and be binding on the parties in accordance with their respective terms.  By entering into this Amendment, neither the Agent nor any Bank is waiving any Default or Event of Default which may exist on the date hereof.

11.           Counterparts; Fax Signatures.  This Amendment and any documents contemplated hereby may be executed in one or more counterparts and by different parties thereto, all of which counterparts, when taken together, shall constitute but one agreement.  This Amendment and any documents contemplated hereby may be executed and delivered by facsimile or other electronic transmission and any such execution or delivery shall be fully effective as if executed and delivered in person.

12.           Governing Law.  This Amendment shall be governed by the same law that governs the Credit Agreement.

[signature page to follow]

        Second Amendment to Credit Agreement – Page

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

TORTOISE CAPITAL RESOURCES CORPORATION,
the Borrower

By:____________________________________
       Name:
       Title:

U.S. BANK NATIONAL ASSOCIATION,
as Agent and as a Bank

By:____________________________________
      Name: Colleen S. Hayes
      Title: Assistant Vice President

BANK OF OKLAHOMA,
as a Bank

By:____________________________________
      Name: W. Mack Renner
      Title: Vice President

FIRST NATIONAL BANK OF KANSAS,
as a Bank

By: ___________________________________
       Name:
       Title:

        Second Amendment to Credit Agreement – Signature Page

EXHIBIT A

(Banks and Commitments)

Bank	Revolving Credit Loan Commitment Amount**	Swingline Loan Commitment Amount*	Bank’s Total Commitment Amount**	Bank’s Pro-Rata Percentage**
U.S. Bank National Association	$25,000,000	$3,000,000	$25,000,000	0.625000000000
Bank of Oklahoma, N.A.	$5,000,000	0	$5,000,000	0.125000000000
First National Bank of Kansas	$10,000,000	0	$10,000,000	0.250000000000
TOTALS:	$40,000,000	$3,000,000	$40,000,000	1.000000000000

*
As more particularly described in the Agreement, the Swingline Loan Commitment is a subcommitment under the Revolving Credit Loan Commitments.  Accordingly, extensions of credit under the Swingline Loan Commitment act to reduce, on a dollar-for-dollar basis, the amount of credit otherwise available under the Revolving Credit Loan Commitments.

**
The Revolving Credit Loan Commitments and Pro-Rata Percentages on this Exhibit A reflect the Revolving Credit Loan Commitments as they shall exist following the assignment referred to in Preliminary Statement (d) of this Amendment.

        Second Amendment to Credit Agreement – Exhibit A

EXHIBIT D

[Form of Borrowing Base Certificate]

BORROWING BASE CERTIFICATE

This Borrowing Base Certificate (“Certificate”) is delivered pursuant to Section 3.7(a) of the Credit Agreement (the “Credit Agreement”), dated as of April 25, 2007, among Tortoise Capital Resources Corporation, a Maryland corporation (the “Borrower”); certain lenders (the “Banks”); U.S. Bank National Association, a national banking association, as the lender for Swingline Loans (in such capacity, the “Swingline Lender”); and U.S. Bank National Association, a national banking association, as agent for the Banks hereunder (in such capacity, the “Agent”); and as lead arranger hereunder (in such capacity, the “Lead Arranger”).  Capitalized terms used and not defined in this Certificate have the meanings given to them in the Credit Agreement.

The undersigned hereby certifies that he or she is an authorized signor of the Borrower and, as such, is authorized to execute and deliver this Certificate on behalf of the Borrower and, certifies to the Agent that:

1.      Borrowing Base Calculation.  The Borrowing Base for the Borrower, as of _________ __, 20__, is as follows:

A.    After giving effect to any Requested Advance,                                                                                                           $__________________
total value of assets minus all liabilities and
indebtedness not represented by “senior securities”
(as such term is used in the 1940 Act)
(the Borrower’s “Total Asset Value”).

B.     25% of Total Asset Value                                                                                                                $__________________
(the “Borrowing Base”)

2.      Calculation of Borrowing Base Availability.  The Borrower’s Borrowing Base Availability, as of __________ __, 20__, is as follows:

A.   Revolving Credit Loan Commitments                                                                                                                 $__________________

B.    Current Outstanding Balances on Revolving                                                                                                            $__________________
Credit Loans and Swingline Loans

C.    Current Outstanding Balances on other                                                                                                               $_________________
“senior securities” (as such term is used in the
1940 Act), if any

D.    Borrowing Base Availability                                                                                                              $__________________
(lesser of (i) line 1B minus line 2B and line 2C or
(ii) line 2A minus line 2B)

E.      Requested Advance (if any)                                                                                                              $__________________

        Second Amendment to Credit Agreement – Exhibit D

3.      Compliance with 1940 Act.  As of ______________, 20__, the Borrower is in material compliance with the 1940 Act, including but not limited to, all leverage regulations specified in the 1940 Act.  As of the date hereof, the Borrower’s applicable “Asset Coverage,” determined as required by Section 18(f)(1) of the 1940 Act, for the following is:

(i)	Senior Securities Representing	_________________%
Indebtedness (as used in the 1940 Act)

(ii)	Senior Securities (as used in the 1940 Act)	_________________%
that are Stock

4.      Reliance.  This Certificate is delivered to the Agent for its benefit and the benefit of the Banks, the Swingline Lender and the Lead Arranger and may be conclusively relied upon by all such Persons.

IN WITNESS WHEREOF, the undersigned has executed this certificate on behalf of the Borrower as of the date first above written.

TORTOISE CAPITAL RESOURCES CORPORATION

By: ________________________________
       Name:
       Title:

        Second Amendment to Credit Agreement – Exhibit D